UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 6, 2021
Date of Report (Date of earliest event reported)
DELEK US HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38142		35-2581557
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

7102 Commerce Way	Brentwood	Tennessee	37027
(Address of Principal Executive)			(Zip Code)
(615) 771-6701
(Registrant’s telephone number, including area code)
Not Applicable
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	DK	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 6, 2021, Delek US Holdings, Inc. ("Delek") held its 2021 Annual Meeting of Stockholders. A quorum was present at the meeting. The final results of voting certified by First Coast Results, Inc., for each matter submitted to a vote of stockholders at the Annual Meeting are set forth below.

Proposal 1
Election of Eight Directors

Voting results for the election of directors were as follows:

Delek Nominees	For	Withheld
Ezra Uzi Yemin	49,873,649	16,109,615
William J. Finnerty	50,773,539	4,005,095
Richard J. Marcogliese	62,202,873	3,780,391
Gary M. Sullivan, Jr.	62,128,831	3,854,433
Vicky Sutil	62,016,579	3,966,685
Laurie Z. Tolson	65,734,269	248,995
David Weissman	51,067,389	3,711,245
Shlomo Zohar	50,899,065	3,879,569

CVR Energy, Inc. Nominees	For	Withheld
Randall D. Balhorn	10,968,805	235,825
George J. Damiris	10,966,395	238,235
Robert Edward Kent, Jr.	10,969,944	234,686

Accordingly, all eight of Delek's nominees were elected to serve as directors of Delek until the 2022 Annual Meeting of Stockholders or until their respective successors are appointed, elected and qualified. None of CVR Energy, Inc.'s nominees received enough votes to be elected.

Proposal 2
Advisory Resolution on Executive Compensation

Delek’s executive compensation program for our named executive officers, as described in the Proxy Statement, was approved on an advisory, non-binding bases, by the following vote:

For	Against	Abstain
51,822,184	14,049,121	111,955

Proposal 3
Ratification of the Appointment of Auditors

Ratification of the appointment of Ernst & Young LLP as Delek’s independent registered public accounting firm for the 2021 fiscal year was approved by the following vote:

For	Against	Abstain
65,832,421	1,183,624	69,680

Proposal 4
Approval of the Amendment to our 2016 Long-Term Incentive Plan

An amendment to our 2016 Long-Term Incentive Plan to increase the number of shares available for issuance thereunder was approved by the following vote:

For	Against	Abstain
51,501,802	3,493,621	10,987,838

Proposal 5
Approval of Employee Stock Purchase Plan

The Delek US Holdings, Inc. Employee Stock Purchase Plan was approved by the following vote:

For	Against	Abstain
65,569,152	307,453	106,656

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 11, 2021	DELEK US HOLDINGS, INC.

/s/ Reuven Spiegel
Name: Reuven Spiegel
Title: Executive Vice President and Chief Financial Officer (Principal Financial Officer)